Exhibit 10.6.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                       (1) BRITISH TELECOMMUNICATIONS plc

                            (2) PLAYBOY TV UK LIMITED

--------------------------------------------------------------------------------

                       CONTRACT FOR A COMBINED COMPRESSED
                    UPLINK AND EUROBIRD SPACE SEGMENT SERVICE

--------------------------------------------------------------------------------


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CONTENTS

1.   Definitions and Interpretation
2.   Provision of the Service
3.   The Charge for the Service
4.   Unavailability of the Service
5.   Credits
6.   Suspension by BT
7.   Termination by the Customer
8.   Termination by BT
9.   Effect of Termination
10.  Use and Assignment
11.  Force Majeure
12.  Limitation of Liability
13.  Indemnity
14.  Notices
15.  Confidentiality
16.  Variations and Amendment
17.  No Partnership
18.  Severability
19.  Waiver
20.  Entire Agreement
21.  Proper Law and Jurisdiction
22.  Remote Adaptation
23.  Third Party Rights

SCHEDULES

Schedule 1: The Service
Schedule 2: Charges and Other Financial Matters
Schedule 3: Fault Reporting Procedures


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THIS CONTRACT is made this 12th day of May 2003
BETWEEN

(1) BRITISH TELECOMMUNICATIONS public limited company whose registered office is at BT Centre, 81 Newgate Street, London, EC1A 7AJ, registered in England No 1800000 ("BT")

AND

(2) PLAYBOY TV UK LIMITED whose registered office is at Aquis House, Station Road, Hayes, Middlesex, UB3 4DX registered in England No. 2412178 ("the Customer").

INTRODUCTION

A. The Customer is in the business of transmitting television and audio services and requires facilities to enable it to transmit the said services by means of satellite to various receive points; and

B. BT has agreed to provide the service as described in this Contract to the Customer on the terms and conditions of this Contract.

IT IS AGREED AS FOLLOWS:

1.    Definitions and Interpretation

1.1 In this Contract, unless otherwise specifically provided or required by the context, the following expressions will have the following meanings:

       Broadcast Service                  the material comprising video,
                                          audio, data, multimedia, interactive
                                          services and teletext as provided by
                                          the Customer and delivered to the
                                          International Gateway by the Customer
                                          Signals;

       Charge                             the charges as set out in Schedule 2;

       Compressed Channel                 means a data stream derived from the
                                          compression and multiplex system
                                          described in Schedule 1 - Part B;

       Contract                           the Clauses of this Contract together
                                          with the attached Schedules;

       Customer Signals                   the electronic signals generated by
                                          (or on behalf of) the Customer to
                                          deliver the Broadcast Service to BT as
                                          described in Schedule 1;

       Due Date                           (a) for the first month, the
                                          Operational Service Date; and


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                                          (b) for each succeeding month during
                                          the Contract, the first day of the
                                          month;

       Earth Segment Facilities           the facilities described in Schedule
                                          1;

       Expiry Date                        the date set out in Schedule 2 when
                                          the Contract expires;

       Force Majeure                      is defined in Clause 11;

       International Gateway              the BT Tower in London;

       Operational Service Date or OSD    the date set out in Schedule 2 on
                                          which the Service starts;

       Satellite                          the satellite referred to in Schedule
                                          1;

       Service means the compression and multiplexing of the Broadcast Service and its onward transmission via an uplink earth terminal to the Space Segment provided by BT and all as further detailed in Schedule 1;

       Space Segment                      the capacity in the Satellite as
                                          described in Schedule 1;

       Space Segment Operator             the entity named in Schedule 1 or such
                                          other entity or successor to which its
                                          rights and obligations to provide
                                          capacity in the Satellite and/or to
                                          operate the Satellite may in future be
                                          transferred or devolved;

       Termination Date                   the date that termination is
                                          effective;

       Termination Payment                the payment for early termination set
                                          out in Clause 9;

       Transmission Period                the hours of transmission as defined
                                          in Schedule 2;

       Unavailability                     is defined in Clause 4;

       Year                               any 12 months starting on the OSD or
                                          any anniversary of the OSD.

1.2 Words in the singular include the plural and vice versa. Clause headings are for the purpose of guidance only and will not affect the construction or interpretation of this Contract.

2.    Provision of the Service

2.1 BT will provide the Service to the Customer from the Operational Service Date to the Expiry Date on the terms and conditions set out in this Contract.

2.2 The Customer will deliver the Customer Signals to BT at the International Gateway.


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2.3   The Customer must ensure that the Customer Signals comply with Schedule 1, part E -Specifications and Limitations of Customer Signals, so that they do not cause any damage, loss or interference to the Earth Segment or Space Segment Facilities, or to other services.

2.4 The Customer is responsible for the content of the Broadcast Service, even if the Customer is not the creator of the material comprised in such content.

2.5 The Customer is responsible for obtaining all necessary consents from relevant authorities in, and must observe the applicable laws of, any country where the Broadcast Service is transmitted and/or received.

2.6 When using the Service the Customer must not use, or permit any other person to use, the Service contrary to any applicable legislation, codes, mandatory rules or regulations either in the UK or any other country as applicable and, in particular, must comply, in the UK with any applicable obligations under the Broadcasting Act 1990 and the Independent Television Commission Codes of Practice (including any successor legislation or codes).

2.7 Use of the Service in contravention of Clauses 2.5 or 2.6 is a breach of Contract by the Customer. If in BT's reasonable opinion BT is potentially exposed, to civil or criminal liability, or is likely to be exposed to an action taken by any competent regulatory authority, BT may on giving notice to the Customer of the breach suspend the Service under Clause 6.

2.8 BT reserves the right to interrupt the Service for necessary maintenance, adjustments or repair. BT will, except in case of emergency, give reasonable prior written notice to the Customer of such interruption. BT shall ensure and procure that any such interruption shall be kept to a minimum and shall advise the Customer of the expected duration of such interruption.

3.    The Charge for the Service

3.1 The Customer agrees to pay the Charge for the Service from the OSD until the Expiry Date.

3.2 The Customer will pay the Charge in equal monthly instalments except for the first and last months, which will be calculated on a pro-rata time basis by BT.

3.3 BT will invoice the Customer not less than 30 days before the Due Date. BT must receive payment of the monthly instalment in full (together with payment of VAT or other taxes as appropriate) by the Due Date. BT may charge interest upon the sum outstanding from the Due Date and suspend Service or Terminate in accordance with the relevant provisions of this Contract. Such interest will be at a rate of four (4) per cent per annum above the base-lending rate from time-to-time of HSBC Bank compounded on a monthly basis and will accrue on a daily basis.


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3.4   The Charge and any other sums payable are exclusive of United Kingdom
      Value Added Tax (VAT), fees, surcharges and any other taxes. Invoices payable under this Contract are subject to the addition of VAT, fees, surcharges and any other taxes where appropriate.

3.5 The Customer will pay the Charge and any other sums payable under the Contract without set off, counter claim or other deductions by the method as set out in Schedule 2.

4.    Unavailability of the Service

4.1 The parties agree to comply with the Fault Reporting Procedures as attached at Schedule 3. The Service will be regarded as Unavailable during the term of the Contract in the following circumstances:

      4.1.1 total loss of the Service;

      4.1.2 degradation of the Service below the parameters set out in Schedule
            1;

      4.1.3 routine testing or maintenance.

      and "Unavailable" and "Unavailability" will be construed accordingly.

4.2 For the avoidance of doubt, the Service shall not be regarded as Unavailable during any periods where the Customer Signals are unavailable or degraded.

5.    Credits

5.1 BT will allow a credit to the Customer for any period of Unavailability as defined in Clause 4 above except where such Unavailability is due to one or more of the following:

      5.1.1 Any act or omission of, or a request by, the Customer, its employees, agents or contractors including but not limited to failure to deliver the Customer Signals (including the Broadcast Service) for whatever reason; or

      5.1.2 The Service is degraded due to sun outage or adverse weather conditions.

5.2 Periods of Unavailability will be measured in minutes from the time such Unavailability is reported to BT by the Customer or such other time if earlier when the Unavailability becomes known to BT until the time the Service is restored to the parameters specified in Schedule 1.

5.3 Credits will be calculated by taking the total amount of minutes as measured in Clause 5.2 above and multiplying them by the pro rata minute rate as defined in Schedule 2.

5.4 BT will issue a credit note for the amount as calculated in Clause 5.3 above and such credit will be applied to the applicable invoice and will reduce the outstanding balance on the Customer's account at the date of such issue.


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5.5   Credits are in full and final settlement of any claim arising for any period of Unavailability.

6.    Suspension by BT

6.1   BT may (without prejudice to any other right or remedy) suspend the
      Service:

      6.1.1 on giving the Customer seven (7) days written notice if BT does not receive the payment of the Charge in full within 30 days of the Due Date together with any interest due;

      6.1.2 immediately by written notice if the Customer commits a substantial breach of this Contract; or

      6.1.3 immediately by written notice if any of the events which are grounds for suspension under Clause 2.7 occur.

      Suspension will continue until the grounds for suspension are removed to BT's reasonable satisfaction or BT terminates the Contract pursuant to the terms herein.

6.2 The Customer remains liable to pay the Charges during any period of suspension and, for the avoidance of doubt, no credits are payable by BT to the Customer for any such period of suspension.

7.    Termination by the Customer

7.1 The Customer may terminate this Contract before the Expiry Date for Unavailability (save for where such Unavailability is due to the reasons given in Clause 5.1.1, 5.1.2 or an event of Force Majeure) immediately by written notice to BT:

      7.1.1 subject to Clause 7.1.2 below, where such Unavailability has continued for a single continuous period of 15 days or sooner when it is agreed by both parties that such Unavailability will continue for longer than 15 days from the day it started;

      7.1.2 where such Unavailability is due to a failure of the Space Segment, the Customer may terminate this Contract only where such failure has continued for a single continuous period of 30 days.

7.2 The Customer may terminate this Contract before the Expiry Date by written notice to BT if BT commits a substantial breach of this Contract (other than matters provided for in clause 7.1) and;

      7.2.1 if the breach of Contract is capable of remedy, BT fails to remedy the breach within 30 days of written notice to do so; or

      7.2.2 if it is not possible to remedy the breach.


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7.3   The Customer may terminate this Contract before the Expiry Date by written notice to BT if BT is the subject of a bankruptcy order or becomes insolvent or makes any arrangement or composition with or assignment for the benefit of its creditors or goes into liquidation, either voluntary (otherwise than for reconstruction or amalgamation) or compulsory, or if a receiver or administrator is appointed over its assets.

7.4 Upon the first anniversary of the OSD the Customer shall be entitled to terminate the Contract without becoming liable for the Termination payment by giving BT three (3) months prior written notice in the event that the Customer withdraws the Broadcast Service from the UK Direct to Home subscription market.

8.    Termination by BT

8.1 BT may immediately terminate this Contract by written notice to the Customer, giving the Customer as much notice as is reasonably practicable, if BT receives written notification that the Space Segment Facilities have become permanently unavailable. Upon such termination BT will advise Customer of the availability, if any, of suitable alternative Space Segment Facilities and will use reasonable endeavours to arrange for the provision of suitable alternative Space Segment Facilities on terms to be agreed negotiating in good faith. In the event of termination in accordance with this Clause 8.1 BT shall repay any Charges paid in advance by the Customer.

8.2 BT may (without prejudice to any other right or remedy) terminate this Contract by giving 30 days written notice to the Customer if BT does not receive payment of the Charges in full on the Due Date and any interest thereon.

8.3 BT may terminate this Contract before the Expiry Date by written notice to the Customer if the Customer commits a substantial breach of this Contract (other than matters provided for in Clause 8.2) and:

      8.3.1 if the breach of Contract is capable of remedy, the Customer fails to remedy the breach within 30 days after receipt of written notice to do so; or

      8.3.2 if it is not possible to remedy the breach.

8.4 BT may terminate this Contract before the Expiry Date by written notice to the Customer if the Customer is the subject of a bankruptcy order or becomes insolvent or makes any arrangement or composition with or assignment for the benefit of its creditors or goes into liquidation, either voluntary (otherwise than for reconstruction or amalgamation) or compulsory, or if a receiver or administrator is appointed over its assets.

9.    Effect of Termination

9.1 It or expiry of this Contract will be without prejudice to the rights and liabilities of either BT or the Customer, which may accrue on or up to the Termination Date.


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9.2   Where BT terminates this Contract under Clause 8 (other than under Clause
      8.1) or where the Customer purports to terminate before the Expiry Date (other than under Clause 7), the Customer must pay the Termination Payment.

9.3 The Termination Payment is calculated by taking the amounts payable under this Contract up to the Expiry Date not received by BT on or before the Termination Date less the aggregate of all credits due to the Customer under Clause 5 prior to the Termination Date which have not been credited to the Customer on or before the Termination Date and discounting these amounts payable from the original Due Dates back to the Termination Date. The discount rate used will be the 3-month Euro Interbank offered rate quoted by Barclays Bank plc, London, at 11 am on the last business day of the preceding month.

9.4 The Customer must pay the Termination Payment to BT within 30 days of the date of BT's VAT invoice.

9.5 BT may charge interest calculated in accordance with Clause 3.3 if the Termination Payment is not paid within 30 days of the date of BT's invoice.

9.6 If, after payment by the Customer of the Termination Payment, BT, by using its reasonable endeavours, shall secure another customer or customers for the same capacity as that used for the Services for any part of the period between the Termination Date and the Expiry Date, BT will pay to the Customer a sum equivalent to the sum it obtains from the new customer(s) less all of BT's reasonable costs and expenses incurred in the period from the Termination Date to the Expiry Date. For the avoidance of doubt, BT shall not be obliged to secure such new customer(s) for the same capacity as that used in the Service, unless BT has first contracted with customers for all other available capacity within BT's Eurobird service available at or after the Termination Date.

9.7 Where the Customer terminates this Contract under Clause 7 BT shall refund to the Customer all advance payments made by the Customer in respect of any period after the Termination Date.

10.   Use and Assignment

10.1 The Customer may assign any rights or benefits under the Contract only with the prior written consent of BT (such consent not to be unreasonably delayed or withheld).

10.2 The Customer may permit a third party to use all or part of the Service only with the prior written consent of BT. Such consent is not to be unreasonably withheld or delayed. Prior to permitting such third party use, the Customer must notify BT of the proposed party's name and the proposed extent of their use of the Service. The Customer remains responsible for all its obligations under this Contract including use of the Service and payment of the Charges. BT may make reasonable additional requirements of the Customer or the third party as a condition of its consent for such third party use. Notification to BT or BT's consent does not imply any approval by BT of the third party or its proposed usage.


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10.3  BT may assign this Contract to a Company within the BT Group of Companies.
      "Company within the BT Group of Companies" means BT or one of the subsidiaries of BT as defined by Section 736 of the Companies Act 1985.

11.   Force Majeure

11.1 If either BT or the Customer is unable to perform any obligation under this Contract because of a matter beyond its reasonable control, including but not limited to lightning, flood, exceptionally severe weather, fire, explosion, war, civil disorder, industrial disputes (whether or not involving their employees), satellite or launch failure or acts of local or central Government or other competent authorities it will have no liability to the other party.

11.2 The affected party must promptly give written notice to the other party on commencement and on cessation of the Force Majeure event.

11.3 BT will pay a credit to the Customer calculated in accordance with Clause 5 for any period of Unavailability that is caused by an event of Force Majeure.

11.4 If the Force Majeure event continues for a period of 60 days or more or when it is agreed by both parties that such an event will continue for longer than 60 days from the day it started either party shall have the right to terminate this Contract without liability (save for the accrued rights and obligations of the parties) upon giving seven (7) days written notice to the other party.

12.   Limitation of Liability

12.1 For the avoidance of doubt, BT has no obligation duty or liability in contract, tort, for breach of statutory duty or otherwise beyond that of a duty to exercise reasonable skill and care.

12.2 BT accepts liability under this Contract only to the extent stated in this Clause 12, Clause 9.7 and Clause 5.

12.3 BT does not exclude or restrict liability for death or personal injury resulting from its own negligence.

12.4 Neither party is liable to the other in contract, tort (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, business or anticipated savings, or for any indirect or consequential loss or damage whatsoever;

12.5 In any event BT's liability in contract, tort (including negligence or breach of statutory duty) or otherwise arising by reason of or in connection with this Contract or howsoever otherwise is limited to ***** for any one incident or series of related incidents and to ***** for all incidents in any period of 12 months.

12.6 Each provision of this Clause 12 is to be construed as a separate limitation applying and surviving even if for any reason one or other of the said provisions is held inapplicable or


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      unreasonable in any circumstances and shall remain in force notwithstanding termination of this Contract.

13.   Indemnity

13.1 The Customer must indemnify BT against any actions, proceedings, claims or demands for loss or damages including death or personal injury in any way connected with this Contract brought or threatened against BT by a third party except to the extent that BT is liable to the Customer under this Contract.

13.2 Without prejudice to the generality of Clause 13.1 the Customer shall indemnify BT in the event of:

      13.2.1 actual or alleged libel, slander, invasion of privacy or infringement of copyright;

      13.2.2 actual or alleged infringement of intellectual property rights arising from use of the Service with facilities or services, apparatus or systems not provided by BT for use with the Service;

      13.2.3  use of the Service contrary to the provisions of this Contract;

      13.2.4 claims relating to the quality or contents of the Broadcast Service; or

      13.2.5 claims relating to any actual or alleged failure, however caused, to meet an obligation to any person to transmit the Broadcast Service; or

      13.2.6 any actions, proceedings, claims or demands connected with the Service which are brought or threatened against BT due to BT acting in accordance with the instructions of the Customer.

13.3 BT will promptly notify the Customer in writing of any claim to which the indemnity in this Clause l3 relates and will:

      13.3.1  make no admission without the Customer's consent;

      13.3.2 allow the Customer to conduct any proceedings or settle any claims in each case at the expense of the Customer and must do so at BT's written request; and

      13.3.3 give to the Customer at the cost and expense of the Customer reasonable assistance in connection with such proceedings.

14.   Notices

14.1 Notices given under this Contract will be in writing and will be sent to the address of the Customer or BT specified in Schedule 2.

14.2 All notices will be delivered by hand or sent by telex, facsimile or in the United Kingdom, by registered post or by recorded delivery and outside of the United Kingdom by registered airmail letter. All notices will be deemed to have been received when delivered


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      by hand or on the date on which they would be received in the normal course of posting (if posted) when the proper answerback code or confirmation is received by the sender if sent by telex or facsimile.

15.   Confidentiality

15.1 BT and the Customer will keep in confidence any information of a confidential nature obtained under this Contract and will not divulge it to any person (other than their employees who need to know the information and subject to their employer making them fully aware of and causing them to comply with the provisions of this Clause) without the consent of the other party.

15.2  Clause 15.1 will not apply to:

      15.2.1 information in the public domain otherwise than in breach of this Contract;

      15.2.2 information in the possession of the receiving party prior to its disclosure to them under the terms of this Contract;

      15.2.3  information obtained from a third party who is free to divulge it;

      15.2.4 information which is independently developed by the receiving party without any breach of confidentiality under this Contract or otherwise; or

      15.2.5 the disclosure of information as required by a court of law or other competent authority.

16.   Variations and Amendments

16.1 No variation, amendment or change to this Contract will be effective unless contained in a document agreed by the parties and signed by their authorised representatives.

16.2 If the Customer wishes BT to modify the Service it must notify BT in writing. If the proposed modification is acceptable to BT the parties will negotiate the applicable terms and conditions in good faith.

17.   No Partnership

      Nothing in this Contract will give rise to any partnership between BT and the Customer.

18.   Severability

      Any part of this Contract, which is determined illegal or invalid, will not affect the legality or validity of the remainder.

19.   Waiver

      Any waiver by either party of a breach by the other party of any provision of this Contract shall be limited to the particular breach and shall not operate in any way in


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      respect of any future breach, and no delay on the part of a party to act upon a breach shall be deemed to be a waiver of that breach.

20.   Entire Agreement

      This Contract governs the provision of the Service to the Customer to the exclusion of all other written or verbal representations, statements, understandings, negotiations, proposals or agreements.

21.   Proper Law and jurisdiction

      This Contract shall be governed and construed in accordance with the laws of England and Wales and the parties agree to submit to the exclusive jurisdiction of the English Courts.

22.   Remote Adaptation

      The creation supply and insertion of Conditional Access and EPG data associated with the Broadcast Service ("Remote Adaptation") is the responsibility of the Customer. To enable Remote Adaptation for the Broadcast Service the Customer must enter into separate contracts with other parties, currently British Sky Broadcasting Limited registration number 02906991 ("BSkyB") and Sky Subscriber Services Limited registration number 02340150 ("SSSL") for such provision. The Customer acknowledges that BT has no liability to the Customer, BSkyB or SSSL under this Contract for Remote Adaptation. Where damage or loss is caused to the Broadcast Service by Remote Adaptation the Customer's obligations to BT under this Contract are not affected.

23.   Contracts (Rights of Third Parties) Act 1999

      The Parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a Party to this Agreement.


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AS WITNESS these agreements the duly authorised representatives of the parties have signed this Contract on the day and year stated on page 2 above.

Signed for and on behalf of the Customer


/s/ A. D. Wren
-----------------------------------------------------
Signature

A. D. Wren, Company Secretary
-----------------------------------------------------
Name & Title


Signed for and on behalf of BT

/s/ Peter Nicholls
-----------------------------------------------------
Signature


--------------------------------------------------------------------------------
Peter Nicholls
Product Director


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                                   SCHEDULE 1

                                   THE SERVICE

The Service comprises the following:

PART A : SPACE SEGMENT

Space Segment Operator                  Eutelsat (or such other entity or
                                        successor to which its rights and
                                        obligations to provide capacity in the
                                        Satellite and to operate the Satellite
                                        may in future be transferred or
                                        devolved).

Satellite                               Eurobird (or as may be replaced from
                                        time to time by the Space Segment
                                        Operator).

Satellite Location                      28.5(degree)E

Minimum Transponder EIRP over the       53dBW, over Zone 1.
Transmit Service Area                   51dBW, over Zone 2 (see note below).

Space Segment pre-emption Status        Non-preemptible

Note: The Transmit Service Area is defined by two zones -- Zone 1 and Zone 2, each of which are defined by a list of towns/countries towards which the minimum EIRP of the saturated transponder shall be provided for a single carrier at transponder centre frequency. The lists of towns/countries for Zone 1 and Zone 2 are attached at Annex 2.

A downlink coverage map showing the expected EIRP contours of the Transmit Service Area is attached at Annex 1, The coverage map is provided for the Customer's general information and does not represent the actual Satellite performance requirements.

The coverage map is only an estimate of such performance requirements and BT shall not be liable for any damage or loss sustained by the Customer as a result of the Customer's reliance on this coverage map. The coverage map does not show the effect of satellite beam pointing errors.


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PART B : EARTH SEGMENT

The Earth Segment Facilities comprises the following:

(i) A Tandberg compression, multiplex and adaptation system. The multiplex system shall aggregate compressed channels including the Customer's Compressed Channel into a single multiplex stream.

(ii) a main and standby DVB/ASI compliant terrestrial link is used to transmit the multiplex stream from the International Gateway to the BT uplink earth terminal.

(iii) the multiplex stream is uplinked to the Space Segment Facilities via transmit capacity in a Space Segment Operator approved uplink earth terminal with shared redundancy facilities operating on a 1 for N basis (where N does not exceed 8). The redundant transmit chain shall automatically switch into service and be configured to restore a failed transmit chain.

PART C : RADIO FREQUENCY PARAMETERS

The following radio frequency (RF) parameters apply :

Modulation Type   :           QPSK
Forward Error Correction   :  2/3 rate
Transmitted Symbol rate    :  27.5 Msym/s
Compressed Channel rate    :  3.5Mbit/s which includes capacity for video, audio
                              channel(s), data channels (if any), teletext, Reed
                              Solomon coding, EPG, CA and service information
                              data
Number of Audio Channels   :  Up to four mono or two stereo audios using MPEG1
                              layer 2 compression
Audio Channel Data Rate    :  100kb/s
Teletext                   :  n/a
Original Network ID        :  02 (Hex)
Network ID                 :  02 (Hex)
Transport Stream ID        :  [To be advised on commencement of service ]
Service ID                 :  [To be advised on commencement of service ]
Downlink Frequency         :  In the range 11450.00MHz to 11700.00MHz
Downlink Polarisation      :  H or V

D.    DEGRADATION OF SERVICE / BIT ERROR RATE

Degradation of the Service is deemed to have occurred when the bit error rate is greater than [1 in 10(3) when monitored under clear sky conditions by means of a TVRO with a nominal G/T of 14dB/K and an L-band satellite receiver at BT London Teleport.

E.    SPECIFICATIONS AND LIMITATIONS OF CUSTOMER SIGNALS

The Customer Signals must comply with the following Specifications:


Playboy Eurobird contract channel 2        Page 16 of 23

A.

1.    VIDEO SIGNALS

      Serial Digital Component Video 625 lines, 50 fields at 270Mbit/s conforming to ITU BT-R601 and ITU BT-R656.

2.    AUDIO SIGNALS

      Embedded in Video Signal (as above) conforming to SMPTE 272M.

3.    SIGNALS CONTAINED IN THE FIELD BLANKING INTERVAL

      World Standards Format.

or

B.

A NON ENCRYPTED DVB COMPLIANT ASI TRANSPORT STREAM (REFERENCE ETR 211 AND ASSOCIATED IMPLEMENTATION GUIDELINES) WHICH MAY CONSIST OF AUDIO, VIDEO AND ASSOCIATED DATA.


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

                                                                         ANNEX 1

                Downlink Coverage of EuroBird 1 steerable beam 1

The Customer should not rely on the information contained in this coverage map. BT shall not be liable for any damage or loss sustained by the Customer as a result of the Customer's reliance on this coverage map.

                                 [MAP OMITTED]


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

                                                                         ANNEX 2

                               Table 1 to Annex 2

                             Transmit Service Areas
                          Zone 1 (53 dBW EIRP transmit)

        ----------------------------------------------------------------

                                   Whole of UK

                                Whole of Germany

                                Whole of Benelux

                              Whole of Switzerland

                                  Lyon (France)

                                  Milan (Italy)

                             Prague (Czech Republic)

                              Copenhagen (Denmark)

        ----------------------------------------------------------------


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

                               Table 2 to Annex 2

                             Transmit Service Areas
                          Zone 2 (51 dBW EIRP transmit)

         --------------------------------------------------------------

                                Whole of Ireland

                                 Whole of France

                                Whole of Austria

                                Whole of Slovenia

                                Whole of Croatia

                           Whole of Bosnia Herzegovina

                                Whole of Hungary

                                Whole of Slovakia

                             Whole of Czech Republic

                                Whole of Iceland

                                 Bilbao (Spain)

                                Sardinia (Italy)

                                  Rome (Italy)

                                Belgrad (Serbia)

                                 Warsaw (Poland)

                                 Oland (Sweden)

                                  Oslo (Norway)

         --------------------------------------------------------------


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

                                   SCHEDULE 2

                       CHARGES AND OTHER FINANCIAL MATTERS

Service OSD                           14th July 2003

Service Expiry Date                   13th July 2006

                                      At Customers sole discretion, and on the provision by Customer to BT of at least six months written notice in advance of the Expiry Date first above written, this Contract may be extended, on the terms and conditions set forth herein, for a period of three years such that the Expiry Date shall be 13th July 2009.

Transmission Period                   between the hours 20:00 and 05:30 UK
                                      local time daily.

Charge Subject always to the abatements set forth below ***** for each 12 months from the OSD or anniversary of the OSD.

                                      There shall be no charge for the period
                                      from 14th July 2003 to 13th September
                                      2003.

                                      Test capacity shall be available free of charge from 1st July 2003 to the OSD.

                                      In the event that BT makes the facilities for the service available to another customer during any of those hours when the Service is not provided to the Customer then BT shall further abate the charge to ***** for the first twelve months for which payment is made.

Credits (Pro Rata Minute Rate)        *****

Payment Method and Bank Account       Citibank N.A.
                                      366 Strand
                                      London
                                      WC2R 1HB
                                      United Kingdom

                                      Account Number    8060479
                                      Swift             CITIGB 2L

Address for Notices to BT             Senior Business Manager
                                      British Telecommunications plc
                                      Broadcast Services
                                      PP523S, South Block
                                      London Telecom Tower
                                      60 Cleveland Street
                                      London WIT 4JZ


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

                                      Tel: +44 20 7432 5277
                                      Fax: +44 20 7432 5297

Address for Notices to the Customer   The Company Secretary
                                      Playboy TV UK Limited
                                      Aquis House
                                      Station Road
                                      Hayes
                                      Middlesex
                                      UB3 4DX

                                      Tel: +44 (0) 20 8581 7000
                                      Fax: +44 (0) 20 8581 4090

Customer Reference Number             [To be advised on commencement of service]


Playboy Eurobird contract channel 2        Page 22 of 23

                                   SCHEDULE 3

                           FAULT REPORTING PROCEDURES

The Customer will promptly report any fault to the BT Tower Customer Service Centre on the following numbers (available 24 hours a day/7 days per week):

Telephone:   0800 671 847             (from the UK)

             +44 (0) 207 432 5548     (from outside the UK)

Fax:         +44 (0) 207 580 1815

(These numbers should also be used for other operational issues).

BT will log the fault and give the Customer a reference number.

Please Note: if BT has identified a fault with the Service it will log the fault and also issue a reference number.

The parties agree that the time recorded in the Fault Reporting Log following a fault report from either BT or the Customer is used for timing any Unavailability of the Service.

The Customer Contact Points (for Operational/Fault Reporting purposes) are as follows:

John Lally
Head of Technical Services
Telephone: 020 8581 7004
Fax: 020 8581 7022
09:00 - 18:00


Playboy Eurobird contract channel 2        Page 23 of 23